UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 22441

John Hancock Hedged Equity & Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Hedged Equity & Income Fund

Ticker: HEQ
Semiannual report 6/30/17

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice. The fund may make additional distributions: (i) for purposes of not incurring federal income tax at the fund level of investment company taxable income and net capital gain, if any, not included in such regular distributions; and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan is subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the fund's Plan. The fund's total return at NAV is presented in the Financial highlights section.

With each distribution that does not consist solely of net income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may, at times, distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with yield or income.

A message to shareholders

Dear shareholder,

Global financial markets extended their run of positive performance in recent months, with particular strength coming from outside the United States. Overseas markets generally have been attracting investors with their lower valuations and improving corporate fundamentals, while monetary policy remains extremely accommodative. U.S. stocks also generated positive returns so far this year and have benefited from stronger-than-expected corporate earnings. Fixed-income results were more muted, although standout returns came from convertible securities and emerging-market bonds. Interest-rate sensitive bonds in the United States remain most vulnerable, as the U.S. Federal Reserve withdraws economic stimulus and follows through with interest rate increases as is expected.

Advancing the interests of fund shareholders

One of our primary goals is to advance the interests of our fund shareholders wherever possible. To that end, we recently announced our third round of expense reductions this year, targeting six mutual funds and two closed-end funds that together represent more than $6.9 billion in assets under management. Details can be found at jhinvestments.com.

Recently, we learned that fund researcher Morningstar, Inc. formally recognized our shareholder friendly initiatives by upgrading our parent pillar rating—a key component of the Morningstar Analyst Rating system—to positive, the highest possible rating. The firm evaluates select funds and their parent firms based on intensive research, including on-site due diligence. They focused on such factors as whether our portfolio managers invest meaningfully in the funds they manage, the quality of our risk management, our corporate culture, and our commitment to recognizing shareholder interests—in other words, how good we are as stewards of investor capital. We're pleased to be recognized by Morningstar in this way and to continue our work of furthering the interests of our fund shareholders.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Hedged Equity & Income Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
27	Financial statements
30	Financial highlights
31	Notes to financial statements
40	Additional information
40	Shareholder meeting
41	Continuation of investment advisory and subadvisory agreements
47	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/17 (%)

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

The performance data contained within this material represents past performance, which does not guarantee future results.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Improving earnings, global growth boosted equities

Global stocks maintained their positive trajectory during the first half of the year, bolstered by solid global growth and improving corporate earnings.

The fund's equity and high-yield exposure hurt relative results

The fund had a positive absolute return but underperformed a comparative index, the MSCI All Country (AC) World Index, owing primarily to the negative impact of equity sector allocations and high-yield bond exposure.

Hedging strategies also detracted from performance

In another strong period for U.S. and global equities, the fund's covered call writing and beta hedge strategies had negative impacts on relative results.

PORTFOLIO COMPOSITION AS OF 6/30/17 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. For the fiscal year ended December 31, 2016, the fund's aggregate distributions included a return of capital of $0.85 per share, or 56.8% of aggregate distributions. A return of capital is the return of all or a portion of a shareholder's investment in the fund. The fund's prospectus includes additional information regarding returns of capital and the risks associated with distributions made by the fund, including potential tax implications. Fixed-income investments are subject to interest-rate risk; their value will normally decline as interest rates rise. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities include a higher risk of default. The primary risks associated with the use of futures contracts and options are imperfect correlation, unanticipated market movement, and counterparty risk.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Manager Kent M. Stahl, CFA, Wellington Management Company LLP

Kent M. Stahl, CFA
Portfolio Manager
Wellington Management Company LLP

An interview with Portfolio Manager Kent M. Stahl, CFA, Wellington Management Company LLP

What were the main factors driving market performance during the six months ended June 30, 2017?

Global equities ended the first half of the year with an 11.82% gain, as measured by the fund's comparative index, the MSCI All Country World Index. In the first quarter, despite escalating European political risk and uncertainty surrounding President Trump's protectionist trade agenda, investors bid up risk assets amid increasing optimism about global economic growth. Solid fourth-quarter European GDP growth and strengthening global manufacturing data helped to boost risk appetites. On the monetary policy front, the market was unfazed by the U.S. Federal Reserve (Fed) raising rates by 0.25% in March, a well-telegraphed move. While risks stemming from the Trump administration's ambitious U.S. legislative agenda and European elections were top of mind, economic data releases across most major economies remained robust, helping the rally to roll on.

In the second quarter, despite heightened geopolitical risk and European political uncertainty, risk assets remained resilient as solid global economic data and strong year-over-year corporate earnings growth bolstered investors' optimism. Market participants breathed a sigh of relief in May after independent centrist Emmanuel Macron won the French presidential election by a large margin, a victory widely seen as supportive for the stability of the European Union. Continued evidence of an upswing in global growth helped to maintain bullish sentiment. European growth indicators signaled strong regional momentum. In Asia, Chinese manufacturing and services data surprised to the upside. Meanwhile, U.S. fiscal stimulus hopes faded near the end of the quarter after a vote on the healthcare reform bill was delayed due to insufficient support from Senate Republicans. Investors appeared to be increasingly aware that the Trump administration may have greater difficulty advancing its agenda. The Fed raised rates by another 0.25% in June.

During the six-month period, non-U.S. equities outperformed U.S. equities, and emerging-market equities outperformed their developed-market counterparts. Within the MSCI All Country World Index, 10 sectors posted positive returns; the information technology, healthcare, and industrials sectors gained the most, while the energy sector declined.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       4

"Allocation among sectors in the fund's equity strategy... detracted from relative results ..."

The fund underperformed for the period. What trends detracted from performance?

The fund posted positive total returns at net asset value, but underperformed a comparative index. The shortfall resulted from the fund's high-yield bond strategy and equity strategy. Its option overlay and beta hedge strategy also detracted from relative performance, as the S&P 500 Index and MSCI EAFE Index advanced during the period.

Allocation among sectors in the fund's equity strategy, a result of the bottom-up stock selection process, detracted from relative results, most notably due to an overweight exposure to energy, the worst-performing sector in the index, and an underweight exposure to information technology, the best-performing sector in the index. Stock selection was additive, particularly within the consumer staples, industrials, and financials sectors. This was partially offset by weaker selection in the information technology, healthcare, and materials sectors.

Which specific holdings and strategies had the biggest negative impact?

Within the equity strategy, detractors from relative performance during the period included three U.S.-based companies, semiconductor manufacturer QUALCOMM, Inc., semiconductor chip designer and manufacturer Intel Corp., and integrated oil and gas firm Chevron Corp.

SECTOR COMPOSITION AS OF 6/30/17 (%)

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       5

Written calls on the S&P 500 Index detracted from relative results. The fund received premiums from writing calls during the period, although the premiums collected were not enough to offset the losses on the calls given rising U.S. equity market over the period. The beta hedge, which is designed to reduce equity exposure through selling futures on the S&P 500 Index and the MSCI EAFE Index, also detracted from results as both indexes rose during the period.

Additionally, the fund held exposure to global high-yield fixed income to help aid overall income-generating capabilities. This allocation detracted from relative performance.

What securities and strategies contributed to relative performance?

Within the equity strategy, Catcher Technology Company, Ltd., a Taiwan-based manufacturer of casings for mobile devices, Unilever NV, a Netherlands-based maker of personal and household care products, and Philip Morris International, Inc., a U.S.-based global tobacco company, were among the top contributors.

How was the fund positioned at the end of the period?

The equity portfolio was overweight in the utilities, telecommunication services, energy, real estate, financials, and materials sectors, while underweight in the information technology, consumer discretionary, healthcare, consumer staples, and industrials sectors. From a regional standpoint, the fund had overweight exposure to Europe (including the United Kingdom) and Japan, while underweight in the emerging markets, Pacific basin (excluding Japan), and North America.

We expect to see a continuation of pro-cyclical growth outside the United States, as growth in the U.S. slows. For the first time in several years, non-U.S. markets are leading global equity returns. Macroeconomic factors have been a significant driver of equity returns in Europe, while U.S. and Japanese markets have been driven more by equity risk factors and fundamentals. We expect to see

TOP 10 HOLDINGS AS OF 6/30/17 (%)

Philip Morris International, Inc.	2.3
Roche Holding AG	2.1
QUALCOMM, Inc.	1.9
Intel Corp.	1.7
Novartis AG	1.7
Wells Fargo & Company	1.6
Royal Dutch Shell PLC, B Shares	1.6
AstraZeneca PLC	1.5
JPMorgan Chase & Co.	1.5
Zurich Insurance Group AG	1.5
TOTAL	17.4
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       6

this trend continue. With U.S. equity valuations in the top decile, we see downside risk, as valuations return to normalized levels. However, we expect further improvement to corporate fundamentals in the second half of the year.

From a factor perspective, we expect growth to outperform safety and low volatility factors across geographies. Market breadth in emerging markets remains narrow, as there is a relatively small number of stocks that are meaningfully contributing to emerging-market performance. However, we anticipate that market participation will broaden with an increasing number of stocks contributing to performance. As a result, we expect to see continued improvement in the environment.

MANAGED BY

Kent M. Stahl, CFA On the fund since 2011 Investing since 1985
Gregg R. Thomas, CFA On the fund since 2011 Investing since 1993

COUNTRY COMPOSITION AS OF 6/30/17 (%)

United States	41.9
United Kingdom	11.4
Japan	8.2
Switzerland	7.5
France	4.2
Canada	3.8
Italy	3.6
Netherlands	2.3
Finland	2.1
Luxembourg	1.8
Germany	1.6
Sweden	1.5
Russia	1.3
Taiwan	1.2
Australia	1.2
Norway	1.0
Other countries	5.4
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Kent M. Stahl, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       7

Fund’s investments

AS OF 6-30-17 (unaudited)
	Shares	Value
Common stocks 82.8%		$176,630,334
(Cost $169,060,740)
Consumer discretionary 6.3%		13,452,479
Auto components 0.8%
Aisan Industry Company, Ltd.	13,300	105,467
Exedy Corp.	7,100	200,731
Keihin Corp.	14,300	195,918
Nissin Kogyo Company, Ltd.	11,500	183,238
NOK Corp.	11,100	235,649
Showa Corp.	15,860	153,963
Sumitomo Riko Company, Ltd.	12,300	126,976
Tokai Rika Company, Ltd.	13,300	246,056
Toyoda Gosei Company, Ltd.	9,500	227,634
Automobiles 0.5%
Honda Motor Company, Ltd.	18,200	498,645
Mitsubishi Motors Corp.	49,650	328,343
Renault SA	1,541	139,422
Diversified consumer services 0.1%
Allstar Co-Invest LLC (A)(B)	236,300	0
Benesse Holdings, Inc.	5,300	200,362
Hotels, restaurants and leisure 0.9%
Las Vegas Sands Corp.	28,871	1,844,568
Household durables 0.9%
Alpine Electronics, Inc.	13,500	202,542
Funai Electric Company, Ltd.	15,163	121,523
Nikon Corp.	13,400	214,790
Persimmon PLC	43,784	1,278,777
Pioneer Corp. (B)	103,700	208,273
Internet and direct marketing retail 0.0%
Qliro Group AB (B)	42,133	77,995
Leisure products 0.1%
Sankyo Company, Ltd.	6,530	221,826
Media 1.2%
Avex Group Holdings, Inc.	10,800	144,928
Gendai Agency, Inc.	4,400	22,073
Metropole Television SA	2,389	55,544
Proto Corp.	2,600	40,465
SES SA	85,635	2,006,162
Television Francaise 1	17,614	246,245
Multiline retail 0.1%
Marks & Spencer Group PLC	54,595	236,949
New World Department Store China, Ltd. (B)	168,000	41,522

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	8

	Shares	Value
Consumer discretionary (continued)
Specialty retail 1.6%
Halfords Group PLC	37,564	$167,330
Honeys Holdings Company, Ltd.	5,630	60,898
L Brands, Inc.	34,162	1,840,990
PAL GROUP Holdings Company, Ltd.	3,800	98,945
The Home Depot, Inc.	6,595	1,011,673
Xebio Holdings Company, Ltd.	9,500	167,958
Textiles, apparel and luxury goods 0.1%
Daphne International Holdings, Ltd. (B)	430,000	45,589
Geox SpA	47,561	156,916
Sanyo Shokai, Ltd.	6,000	95,594
Consumer staples 6.4%		13,724,668
Food and staples retailing 1.1%
Cawachi, Ltd.	3,100	75,069
J Sainsbury PLC	97,176	318,743
METRO AG	9,043	305,492
Wal-Mart de Mexico SAB de CV	746,900	1,731,775
Personal products 0.7%
Unilever NV - NY Shares	26,204	1,448,295
Tobacco 4.6%
British American Tobacco PLC	33,334	2,271,475
Imperial Brands PLC	60,144	2,702,698
Philip Morris International, Inc. (C)	41,474	4,871,121
Energy 7.4%		15,812,556
Energy equipment and services 0.1%
Fugro NV (B)	9,364	139,011
Saipem Spa (B)	43,992	162,911
Oil, gas and consumable fuels 7.3%
BP PLC	132,487	764,738
Chevron Corp. (C)	9,521	993,326
Eni SpA	35,941	540,116
Gazprom PJSC, ADR	68,454	272,789
Inpex Corp.	14,400	139,039
Japan Petroleum Exploration Company, Ltd.	8,700	181,760
KazMunaiGas Exploration Production JSC	4,291	40,464
LUKOIL PJSC, ADR	5,670	276,363
Painted Pony Energy Ltd. (B)	10,800	39,392
Petroleo Brasileiro SA, ADR (B)	19,114	152,721
Phillips 66	12,123	1,002,451
Plains GP Holdings LP, Class A	60,413	1,580,404
Royal Dutch Shell PLC, B Shares	128,675	3,454,460
Statoil ASA	7,510	124,532
Suncor Energy, Inc.	36,482	1,065,274

9	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Surgutneftegas OJSC, ADR	45,200	$193,908
TOTAL SA	58,827	2,920,582
TransCanada Corp.	37,094	1,768,315
Financials 16.7%		35,644,573
Banks 10.6%
Allahabad Bank (B)	51,877	54,312
Alpha Bank AE (B)	57,033	140,574
BNP Paribas SA	7,369	530,514
BPER Banca	37,333	186,990
CaixaBank SA	69,322	331,385
Canara Bank	23,122	117,381
Corp Bank (B)	51,033	39,349
Dah Sing Financial Holdings, Ltd.	12,800	107,443
HSBC Holdings PLC	291,522	2,705,897
ING Groep NV	24,739	427,063
Intesa Sanpaolo SpA	649,861	2,067,085
JPMorgan Chase & Co. (C)	35,889	3,280,255
KB Financial Group, Inc.	6,496	327,984
Mitsubishi UFJ Financial Group, Inc.	84,549	570,287
Mizuho Financial Group, Inc.	244,600	448,468
Nordea Bank AB	199,270	2,537,987
Sberbank of Russia PJSC, ADR	150,100	1,559,539
Shinhan Financial Group Company, Ltd.	3,653	157,609
Societe Generale SA	7,504	404,658
Standard Chartered PLC (B)	34,963	354,112
Sumitomo Mitsui Financial Group, Inc.	13,200	515,387
Sumitomo Mitsui Trust Holdings, Inc.	7,960	285,917
The Oita Bank, Ltd.	10,000	38,576
The PNC Financial Services Group, Inc.	11,098	1,385,807
The Tochigi Bank, Ltd.	13,600	57,813
UniCredit SpA	22,367	418,961
Wells Fargo & Company (C)	62,627	3,470,146
Capital markets 1.9%
Banca Generali SpA	56,730	1,692,836
BlackRock, Inc. (C)	2,538	1,072,077
GAM Holding AG (B)	14,626	196,644
Ichiyoshi Securities Company, Ltd.	17,600	148,306
Julius Baer Group, Ltd. (B)	4,030	212,930
UBS Group AG (B)	33,080	562,555
Uranium Participation Corp. (B)	25,300	76,087
Diversified financial services 0.0%
G-Resources Group, Ltd. (B)	3,474,000	50,725

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	10

	Shares	Value
Financials (continued)
Insurance 4.2%
Ageas	7,870	$316,934
Assicurazioni Generali SpA	123,803	2,043,513
Chubb, Ltd.	8,684	1,262,480
Coface SA (B)	16,678	166,890
Dai-ichi Life Holdings, Inc.	16,400	297,683
MetLife, Inc.	15,629	858,657
Shin Kong Financial Holding Company, Ltd.	604,000	160,659
Storebrand ASA	26,595	183,516
T&D Holdings, Inc.	25,300	386,891
Tongyang Life Insurance Company, Ltd.	13,953	121,736
Zurich Insurance Group AG	11,017	3,215,299
Thrifts and mortgage finance 0.0%
MGIC Investment Corp. (B)	8,630	96,656
Health care 8.0%		17,076,401
Health care providers and services 0.1%
Suzuken Company, Ltd.	5,220	173,764
Health care technology 0.1%
AGFA-Gevaert NV (B)	30,736	149,518
Life sciences tools and services 0.0%
CMIC Holdings Company, Ltd.	5,300	72,975
Pharmaceuticals 7.8%
Almirall SA	8,726	142,141
AstraZeneca PLC	49,211	3,296,326
Bristol-Myers Squibb Company (C)	40,908	2,279,394
Eisai Company, Ltd.	3,700	204,712
Eli Lilly & Company (C)	15,079	1,241,002
Merck & Company, Inc. (C)	15,322	981,987
Novartis AG	43,415	3,626,308
Roche Holding AG	17,286	4,416,830
Takeda Pharmaceutical Company, Ltd.	9,680	491,444
Industrials 7.8%		16,556,077
Air freight and logistics 0.2%
CTT-Correios de Portugal SA	10,200	64,541
PostNL NV	65,176	304,157
Airlines 0.2%
Air France-KLM (B)	6,976	99,580
Deutsche Lufthansa AG	8,247	187,945
SAS AB (B)	63,032	137,480
Building products 0.2%
Cie de Saint-Gobain	8,511	454,530
Commercial services and supplies 0.1%
Relia, Inc.	9,300	101,288

11	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Commercial services and supplies (continued)
Toppan Forms Company, Ltd.	10,400	$107,650
Construction and engineering 0.3%
Chiyoda Corp.	26,000	153,578
JGC Corp.	11,300	184,069
Raubex Group, Ltd.	48,093	88,394
Toyo Engineering Corp.	54,000	133,332
Electrical equipment 1.1%
ABB, Ltd.	79,634	1,976,604
Ushio, Inc.	13,700	172,919
Zumtobel Group AG	9,111	169,383
Industrial conglomerates 1.1%
3M Company	4,932	1,026,793
Honeywell International, Inc.	6,221	829,197
Koninklijke Philips NV	4,286	152,576
Rheinmetall AG	2,635	250,809
Machinery 2.3%
Alstom SA (B)	8,915	311,361
Caterpillar, Inc. (C)	19,354	2,079,781
Hisaka Works, Ltd.	7,600	66,100
Kone OYJ, Class B	41,016	2,086,691
Mitsubishi Heavy Industries, Ltd.	19,000	78,226
The Japan Steel Works, Ltd.	12,100	190,180
Toshiba Machine Company, Ltd.	41,000	184,499
Marine 0.2%
D/S Norden A/S (B)	8,289	150,864
Pacific Basin Shipping, Ltd. (B)	840,000	185,097
Professional services 0.2%
Adecco Group AG	2,945	224,356
Hays PLC	96,676	209,023
SThree PLC	9,656	38,809
Road and rail 0.5%
Go-Ahead Group PLC	7,394	169,450
Union Pacific Corp.	8,967	976,596
Trading companies and distributors 0.3%
Kuroda Electric Company, Ltd.	6,100	119,774
Rexel SA	14,505	237,045
SIG PLC	116,810	226,031
Transportation infrastructure 1.1%
Hamburger Hafen und Logistik AG	4,559	99,807
Sydney Airport	427,288	2,327,562

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	12

	Shares	Value
Information technology 8.3%		$17,714,605
Communications equipment 1.2%
Nokia OYJ	374,332	2,295,300
Telefonaktiebolaget LM Ericsson, B Shares	49,184	353,639
Electronic equipment, instruments and components 0.3%
Citizen Watch Company, Ltd.	25,500	179,427
Hosiden Corp.	9,400	108,050
Nichicon Corp.	18,600	200,314
Nippon Chemi-Con Corp.	15,000	54,440
Taiyo Yuden Company, Ltd.	3,990	63,040
Internet software and services 0.2%
DeNA Company, Ltd.	4,800	107,882
Dropbox, Inc., Class B (A)(B)	6,622	88,669
Gree, Inc. (B)	19,200	167,816
IT services 0.3%
Fujitsu, Ltd.	57,980	428,836
NET One Systems Company, Ltd.	4,000	37,974
Sopra Steria Group	1,068	170,436
Semiconductors and semiconductor equipment 4.4%
Intel Corp. (C)	109,364	3,689,941
Kontron AG (B)	15,247	55,361
Maxim Integrated Products, Inc.	20,562	923,234
MediaTek, Inc.	29,100	248,954
Miraial Company, Ltd.	5,500	53,450
QUALCOMM, Inc.	71,954	3,973,300
Rohm Company, Ltd.	540	41,635
Shinko Electric Industries Company, Ltd.	26,800	227,771
Tokyo Seimitsu Company, Ltd.	4,680	150,978
Software 0.7%
Alpha Systems, Inc.	1,400	28,606
Microsoft Corp.	18,032	1,242,946
NHN Entertainment Corp. (B)	2,519	176,829
Nintendo Company, Ltd.	190	63,610
Technology hardware, storage and peripherals 1.2%
Acer, Inc. (B)	388,000	203,236
Canon, Inc.	9,900	336,752
Catcher Technology Company, Ltd.	143,357	1,708,590
Compal Electronics, Inc.	364,000	245,230
Melco Holdings, Inc.	3,100	88,359
Materials 4.8%		10,255,346
Chemicals 0.9%
Agrium, Inc.	17,438	1,577,966
JSR Corp.	17,100	296,022

13	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials (continued)
Construction materials 0.2%
LafargeHolcim, Ltd. (B)	6,919	$397,656
Vicat SA	2,237	157,621
Containers and packaging 1.5%
AMVIG Holdings, Ltd.	188,000	57,831
International Paper Company	52,460	2,969,761
Nampak, Ltd. (B)	109,706	159,231
Metals and mining 2.2%
Anglo American Platinum, Ltd. (B)	5,621	128,768
Anglo American PLC (B)	15,249	203,722
Barrick Gold Corp.	9,500	151,130
Centerra Gold, Inc.	24,800	135,398
Chubu Steel Plate Company, Ltd.	7,200	44,325
Eldorado Gold Corp.	62,571	165,187
Gold Fields, Ltd.	57,568	197,974
Impala Platinum Holdings, Ltd. (B)	34,705	97,836
Ivanhoe Mines, Ltd., Class A (B)	27,733	89,178
Kinross Gold Corp. (B)	32,253	131,270
Kyoei Steel, Ltd.	9,300	154,352
Lonmin PLC (B)	12,812	10,984
Nakayama Steel Works, Ltd.	10,100	58,434
NetMind Financial Holdings, Ltd. (B)	1,440,000	6,086
Neturen Company, Ltd.	9,700	92,109
Northern Dynasty Minerals, Ltd. (B)	13,600	18,982
Pacific Metals Company, Ltd. (B)	48,000	126,290
Resolute Mining, Ltd.	79,785	73,179
Rio Tinto PLC	47,887	2,028,101
Salzgitter AG	4,902	200,054
Tokyo Steel Manufacturing Company, Ltd.	21,100	178,825
Western Areas, Ltd. (B)	102,172	165,719
Yamato Kogyo Company, Ltd.	7,060	181,355
Real estate 4.8%		10,300,815
Equity real estate investment trusts 3.7%
Gaming and Leisure Properties, Inc. (C)	64,322	2,423,010
ICADE	27,320	2,291,904
Park Hotels & Resorts, Inc.	118,777	3,202,228
Real estate management and development 1.1%
Daito Trust Construction Company, Ltd.	15,300	2,383,673
Telecommunication services 5.4%		11,512,326
Diversified telecommunication services 4.5%
BCE, Inc.	43,993	1,981,178
BT Group PLC	656,564	2,524,646
Hellenic Telecommunications Organization SA	23,723	285,546

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	14

	Shares	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
KT Corp.	9,551	$272,324
Magyar Telekom Telecommunications PLC	98,454	171,897
Telenor ASA	106,546	1,767,624
Verizon Communications, Inc.	60,269	2,691,614
Wireless telecommunication services 0.9%
NTT DOCOMO, Inc.	70,796	1,674,373
Orange Belgium SA	6,115	143,124
Utilities 6.9%		14,580,488
Electric utilities 4.1%
Duke Energy Corp. (C)	26,941	2,251,998
EDP - Energias de Portugal SA	558,759	1,827,823
NextEra Energy, Inc.	7,024	984,273
PPL Corp.	51,138	1,976,995
SSE PLC	91,066	1,723,085
Independent power and renewable electricity producers 0.2%
NTPC, Ltd.	66,840	164,372
Vistra Energy Corp.	8,337	139,978
Multi-utilities 2.6%
Centrica PLC	122,736	320,003
Dominion En, Inc. (C)	21,600	1,655,208
E.ON SE	24,298	229,372
Engie SA	17,916	270,419
Innogy SE (D)	48,441	1,906,465
RWE AG	8,831	176,406
Sempra Energy	8,462	954,091
Preferred securities 0.1%		$228,740
(Cost $169,986)
Telecommunication services 0.0%		112,491
Diversified telecommunication services 0.0%
Telefonica Brasil SA	8,300	112,491
Utilities 0.1%		116,249
Electric utilities 0.1%
Cia Paranaense de Energia, B Shares	15,700	116,249
Exchange-traded funds 0.2%		$292,394
(Cost $288,858)
iShares Core MSCI EAFE ETF	4,802	292,394

15	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Foreign government obligations 0.1%					$252,625
(Cost $235,000)
Argentina 0.1%					252,625
Republic of Argentina	7.500	04-22-26		235,000	252,625
Corporate bonds 13.0%					$27,815,577
(Cost $27,204,257)
Consumer discretionary 2.6%					5,526,594
Auto components 0.0%
Avis Budget Car Rental LLC (D)	5.250	03-15-25		46,000	43,298
Hotels, restaurants and leisure 0.7%
Boyd Gaming Corp.	6.375	04-01-26		85,000	91,906
CEC Entertainment, Inc.	8.000	02-15-22		190,000	198,075
Cirsa Funding Luxembourg SA	5.875	05-15-23	EUR	100,000	119,891
Cirsa Funding Luxembourg SA (D)	5.875	05-15-23	EUR	115,000	137,875
Codere Finance 2 Luxembourg SA (D)	6.750	11-01-21	EUR	150,000	175,573
Eldorado Resorts, Inc. (D)	6.000	04-01-25		40,000	42,400
Jacobs Entertainment, Inc. (D)	7.875	02-01-24		135,000	146,475
Penn National Gaming, Inc. (D)	5.625	01-15-27		156,000	158,925
Pinnacle Entertainment, Inc. (D)	5.625	05-01-24		115,000	119,600
Rivers Pittsburgh Borrower LP (D)	6.125	08-15-21		55,000	55,825
Scientific Games International, Inc.	6.625	05-15-21		115,000	114,425
Scientific Games International, Inc.	10.000	12-01-22		40,000	43,850
Sugarhouse HSP Gaming Prop Mezz LP (D)	5.875	05-15-25		110,000	107,250
Household durables 0.3%
Beazer Homes USA, Inc.	6.750	03-15-25		45,000	46,913
Beazer Homes USA, Inc.	8.750	03-15-22		106,000	118,190
KB Home	7.000	12-15-21		225,000	252,000
M/I Homes, Inc.	6.750	01-15-21		165,000	172,838
Internet and direct marketing retail 0.2%
Liberty Interactive LLC	8.250	02-01-30		175,000	188,125
Netflix, Inc.	5.875	02-15-25		190,000	210,425
Leisure products 0.1%
Jack Ohio Finance LLC (D)	6.750	11-15-21		155,000	161,975
Media 1.1%
Altice Financing SA (D)	6.500	01-15-22	EUR	100,000	119,926
Altice Financing SA (D)	7.500	05-15-26		210,000	233,100
CBS Radio, Inc. (D)	7.250	11-01-24		60,000	61,800
CCO Holdings LLC	5.125	02-15-23		5,000	5,159
CCO Holdings LLC	5.250	09-30-22		5,000	5,147
CCO Holdings LLC	5.750	09-01-23		35,000	36,488
CCO Holdings LLC (D)	5.750	02-15-26		120,000	128,400
Cequel Communications Holdings I LLC (D)	5.125	12-15-21		55,000	55,963
Cequel Communications Holdings I LLC (D)	5.125	12-15-21		155,000	157,857
Clear Channel Worldwide Holdings, Inc.	7.625	03-15-20		30,000	29,850
CSC Holdings LLC (D)	10.875	10-15-25		200,000	240,750

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	16

	Rate (%)	Maturity date	Par value^		Value
Consumer discretionary (continued)
Media (continued)
DISH DBS Corp.	6.750	06-01-21		120,000	$133,200
DISH DBS Corp.	7.875	09-01-19		320,000	352,800
Gray Television, Inc. (D)	5.125	10-15-24		130,000	131,300
Gray Television, Inc. (D)	5.875	07-15-26		30,000	30,600
Sinclair Television Group, Inc. (D)	5.875	03-15-26		75,000	76,688
TEGNA, Inc. (D)	4.875	09-15-21		115,000	118,163
TEGNA, Inc.	5.125	10-15-19		295,000	301,269
Tribune Media Company	5.875	07-15-22		150,000	157,125
Specialty retail 0.2%
Dufry Finance SCA (D)	4.500	08-01-23	EUR	105,000	127,871
New Look Secured Issuer PLC (D)	6.500	07-01-22	GBP	180,000	172,404
Party City Holdings, Inc. (D)	6.125	08-15-23		140,000	144,900
Consumer staples 0.5%					1,029,150
Food products 0.4%
KazAgro National Management Holding JSC	4.625	05-24-23		200,000	199,000
MARB BondCo PLC (D)	7.000	03-15-24		200,000	193,250
Post Holdings, Inc. (D)	5.000	08-15-26		190,000	189,525
Post Holdings, Inc. (D)	6.000	12-15-22		40,000	42,400
TreeHouse Foods, Inc.	4.875	03-15-22		190,000	196,175
Personal products 0.1%
Revlon Consumer Products Corp.	6.250	08-01-24		240,000	208,800
Energy 2.2%					4,694,496
Energy equipment and services 0.1%
Ensco PLC	5.750	10-01-44		90,000	59,400
Rowan Companies, Inc.	5.850	01-15-44		50,000	37,000
Transocean, Inc.	6.800	03-15-38		25,000	18,250
Transocean, Inc.	7.500	04-15-31		10,000	8,000
Transocean, Inc.	9.350	12-15-41		25,000	22,250
Weatherford International, Ltd.	5.950	04-15-42		20,000	15,600
Weatherford International, Ltd.	6.500	08-01-36		45,000	38,250
Weatherford International, Ltd.	7.000	03-15-38		15,000	12,825
Oil, gas and consumable fuels 2.1%
Antero Resources Corp.	5.625	06-01-23		25,000	25,313
Blue Racer Midstream LLC (D)	6.125	11-15-22		190,000	191,425
Borets Finance DAC	7.625	09-26-18		200,000	208,778
California Resources Corp. (D)	8.000	12-15-22		165,000	104,363
Chesapeake Energy Corp. (D)	8.000	06-15-27		20,000	19,650
Cloud Peak Energy Resources LLC	12.000	11-01-21		60,000	61,800
Concho Resources, Inc.	5.500	10-01-22		70,000	71,838
Continental Resources, Inc.	3.800	06-01-24		40,000	36,625
Continental Resources, Inc.	4.900	06-01-44		115,000	96,025
Continental Resources, Inc.	5.000	09-15-22		35,000	34,344

17	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Denbury Resources, Inc. (D)	9.000	05-15-21		140,000	$133,350
Energen Corp.	4.625	09-01-21		105,000	106,313
Foresight Energy LLC (D)	11.500	04-01-23		250,000	233,750
Gazprom Neft OAO (D)	4.375	09-19-22		200,000	203,124
Gazprom OAO	4.950	07-19-22		200,000	206,913
Laredo Petroleum, Inc.	5.625	01-15-22		55,000	53,350
Laredo Petroleum, Inc.	6.250	03-15-23		85,000	84,363
Laredo Petroleum, Inc.	7.375	05-01-22		45,000	45,450
Matador Resources Company	6.875	04-15-23		125,000	129,688
MEG Energy Corp. (D)	6.500	01-15-25		80,000	72,800
MEG Energy Corp. (D)	7.000	03-31-24		105,000	81,638
Noble Holding International, Ltd.	6.200	08-01-40		80,000	48,000
Noble Holding International, Ltd.	7.750	01-15-24		120,000	94,717
PDC Energy, Inc. (D)	6.125	09-15-24		40,000	40,600
Peabody Energy Corp. (D)	6.000	03-31-22		20,000	19,850
Peabody Energy Corp. (D)	6.375	03-31-25		20,000	19,700
Petrobras Global Finance BV	4.375	05-20-23		545,000	513,935
Petrobras Global Finance BV	5.625	05-20-43		80,000	66,600
Petrobras Global Finance BV	7.375	01-17-27		160,000	169,280
Petroleos de Venezuela SA	6.000	11-15-26		330,000	122,100
QEP Resources, Inc.	5.250	05-01-23		105,000	99,225
QEP Resources, Inc.	5.375	10-01-22		15,000	14,438
QEP Resources, Inc.	6.800	03-01-20		25,000	26,000
Rice Energy, Inc.	6.250	05-01-22		40,000	41,800
Rice Energy, Inc.	7.250	05-01-23		40,000	43,100
RSP Permian, Inc.	6.625	10-01-22		10,000	10,375
SM Energy Company	5.000	01-15-24		100,000	88,500
SM Energy Company	6.125	11-15-22		5,000	4,750
SM Energy Company	6.500	11-15-21		10,000	9,725
SM Energy Company	6.750	09-15-26		30,000	28,640
State Oil Company of the Azerbaijan Republic	4.750	03-13-23		200,000	192,198
Targa Resources Partners LP	6.750	03-15-24		50,000	53,750
Tullow Oil PLC (D)	6.250	04-15-22		350,000	318,938
WPX Energy, Inc.	5.250	09-15-24		135,000	128,250
WPX Energy, Inc.	6.000	01-15-22		85,000	84,150
WPX Energy, Inc.	8.250	08-01-23		40,000	43,400
Financials 1.8%					3,791,937
Banks 0.8%
Banco Bilbao Vizcaya Argentaria SA (8.875% to 4-14-21, then 5 Year Euro Swap Rate + 9.177%) (E)	8.875	04-14-21	EUR	200,000	261,433
Banco de Sabadell SA (6.500% to 5-18-22, then 5 Year Euro Swap Rate + 6.414%) (E)	6.500	05-18-22	EUR	200,000	224,718

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	18

	Rate (%)	Maturity date		Par value^	Value
Financials (continued)
Banks (continued)
Barclays PLC (7.875% to 3-15-22, then 5 Year U.S. Swap Rate + 6.772%)(E)	7.875	03-15-22		200,000	$215,240
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (D)(E)	8.125	12-23-25		250,000	290,425
Intesa Sanpaolo SpA (7.700% to 9-17-25, then 5 Year U.S. Swap Rate + 5.462%) (D)(E)	7.700	09-17-25		200,000	207,750
Intesa Sanpaolo SpA (8.375% to 10-14-19, then 3 month EURIBOR + 6.871%) (E)	8.375	10-14-19	EUR	50,000	64,835
Sberbank of Russia (D)	5.125	10-29-22		200,000	206,000
Unicredit SpA (D)(F)	5.861	06-19-32		200,000	205,342
Consumer finance 0.6%
American Greetings Corp. (D)	7.875	02-15-25		200,000	216,250
Herc Rentals, Inc. (D)	7.500	06-01-22		81,000	85,455
Navient Corp.	5.500	01-25-23		71,000	72,154
Navient Corp.	5.625	08-01-33		20,000	16,706
Navient Corp.	5.875	10-25-24		90,000	91,602
Navient Corp.	6.125	03-25-24		155,000	159,650
Navient Corp.	6.500	06-15-22		80,000	84,900
Navient Corp.	7.250	09-25-23		49,000	52,553
OneMain Financial Holdings LLC (D)	6.750	12-15-19		30,000	31,500
Springleaf Finance Corp.	5.250	12-15-19		50,000	52,005
Springleaf Finance Corp.	6.125	05-15-22		10,000	10,550
Springleaf Finance Corp.	8.250	12-15-20		155,000	173,988
Unifin Financiera SAB de CV SOFOM ENR (D)	7.000	01-15-25		200,000	197,500
Diversified financial services 0.1%
Camelot Finance SA (D)	7.875	10-15-24		95,000	102,363
FBM Finance, Inc. (D)	8.250	08-15-21		65,000	69,631
Herc Rentals, Inc. (D)	7.750	06-01-24		72,000	75,960
Hexion, Inc. (D)	13.750	02-01-22		55,000	48,400
Insurance 0.1%
Genworth Holdings, Inc.	4.800	02-15-24		5,000	4,125
Genworth Holdings, Inc.	4.900	08-15-23		80,000	66,400
Genworth Holdings, Inc.	7.200	02-15-21		30,000	28,734
Genworth Holdings, Inc.	7.625	09-24-21		20,000	19,300
Genworth Holdings, Inc.	7.700	06-15-20		5,000	4,904
Usis Merger Sub, Inc. (D)	6.875	05-01-25		135,000	137,363
Thrifts and mortgage finance 0.2%
MGIC Investment Corp.	5.750	08-15-23		35,000	37,713
Nationstar Mortgage LLC	6.500	08-01-18		235,000	235,588
Nationstar Mortgage LLC	6.500	07-01-21		40,000	40,900

19	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Health care 1.6%					$3,356,591
Biotechnology 0.0%
Sterigenics-Nordion Topco LLC, PIK (D)	8.125	11-01-21		30,000	30,750
Health care equipment and supplies 0.3%
Alere, Inc. (D)	6.375	07-01-23		228,000	244,815
Alere, Inc.	6.500	06-15-20		131,000	132,965
Alere, Inc.	7.250	07-01-18		60,000	60,075
NewCo Sab MidCo SASU (D)	5.375	04-15-25	EUR	100,000	119,968
Health care providers and services 0.7%
Community Health Systems, Inc.	6.875	02-01-22		175,000	152,906
Community Health Systems, Inc.	7.125	07-15-20		200,000	194,750
Envision Healthcare Corp. (D)	5.125	07-01-22		85,000	87,231
Envision Healthcare Corp.	5.625	07-15-22		125,000	129,531
HCA Healthcare, Inc.	6.250	02-15-21		240,000	262,200
HCA, Inc.	6.500	02-15-20		135,000	147,319
HCA, Inc.	7.500	11-15-95		125,000	127,813
MPH Acquisition Holdings LLC (D)	7.125	06-01-24		35,000	37,319
Tenet Healthcare Corp.	5.000	03-01-19		55,000	57,756
Tenet Healthcare Corp.	6.750	06-15-23		50,000	50,000
Tenet Healthcare Corp.	8.125	04-01-22		225,000	239,063
Health care technology 0.1%
Sterigenics-Nordion Holdings LLC (D)	6.500	05-15-23		170,000	175,100
Pharmaceuticals 0.5%
Endo Finance LLC (D)	6.000	07-15-23		465,000	390,833
PRA Holdings, Inc. (D)	9.500	10-01-23		150,000	166,500
Valeant Pharmaceuticals International, Inc.	4.500	05-15-23	EUR	130,000	121,722
Valeant Pharmaceuticals International, Inc. (D)	5.500	03-01-23		30,000	25,462
Valeant Pharmaceuticals International, Inc. (D)	5.875	05-15-23		345,000	295,838
Valeant Pharmaceuticals International, Inc. (D)	6.125	04-15-25		95,000	80,394
Valeant Pharmaceuticals International, Inc. (D)	7.000	03-15-24		25,000	26,281
Industrials 1.1%					2,294,283
Aerospace and defense 0.2%
Bombardier, Inc. (D)	6.125	01-15-23		220,000	220,550
TA MFG., Ltd. (D)	3.625	04-15-23	EUR	180,000	211,672
Building products 0.1%
Ply Gem Industries, Inc.	6.500	02-01-22		180,000	188,536
Commercial services and supplies 0.3%
APX Group, Inc.	7.875	12-01-22		185,000	200,725
Clean Harbors, Inc.	5.125	06-01-21		75,000	76,594
GW Honos Security Corp. (D)	8.750	05-15-25		240,000	251,100
Tervita Escrow Corp. (D)	7.625	12-01-21		39,000	39,293

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	20

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Construction and engineering 0.1%
Brand Energy & Infrastructure Services, Inc. (D)	8.500	07-15-25	185,000	$191,475
Electrical equipment 0.2%
BlueLine Rental Finance Corp. (D)	9.250	03-15-24	155,000	161,200
General Cable Corp.	5.750	10-01-22	75,000	75,000
Sensata Technologies BV (D)	5.000	10-01-25	100,000	104,580
Sensata Technologies BV (D)	5.625	11-01-24	80,000	85,800
Machinery 0.1%
Cloud Crane LLC (D)	10.125	08-01-24	190,000	208,525
Road and rail 0.1%
The Hertz Corp. (D)	5.500	10-15-24	190,000	155,800
The Hertz Corp.	6.250	10-15-22	50,000	43,625
The Hertz Corp. (D)	7.625	06-01-22	80,000	79,808
Information technology 0.5%				1,194,243
Communications equipment 0.0%
Nokia OYJ	3.375	06-12-22	15,000	15,114
Nokia OYJ	4.375	06-12-27	15,000	15,272
Electronic equipment, instruments and components 0.0%
CDW LLC	5.000	09-01-23	35,000	36,444
IT services 0.1%
First Data Corp. (D)	5.375	08-15-23	280,000	292,600
Tempo Acquisition LLC (D)	6.750	06-01-25	20,000	20,450
Semiconductors and semiconductor equipment 0.1%
Entegris, Inc. (D)	6.000	04-01-22	160,000	167,400
Micron Technology, Inc.	5.500	02-01-25	150,000	158,250
Software 0.1%
Infor Software Parent LLC, PIK (D)	7.125	05-01-21	75,000	77,250
Infor US, Inc. (D)	5.750	08-15-20	25,000	25,813
Infor US, Inc.	6.500	05-15-22	50,000	51,750
Technology hardware, storage and peripherals 0.2%
Conduent Finance, Inc. (D)	10.500	12-15-24	140,000	163,100
First Data Corp. (D)	7.000	12-01-23	160,000	170,800
Materials 1.8%				3,864,191
Chemicals 0.2%
Hexion, Inc. (D)	10.375	02-01-22	120,000	118,800
Platform Specialty Products Corp. (D)	6.500	02-01-22	200,000	206,500
The Chemours Company	6.625	05-15-23	200,000	211,500
The Chemours Company	7.000	05-15-25	10,000	10,900
Construction materials 0.1%
Standard Industries, Inc. (D)	5.375	11-15-24	205,000	216,019

21	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Materials (continued)
Containers and packaging 0.5%
ARD Finance SA, PIK	6.625	09-15-23	EUR	150,000	$181,816
Ardagh Packaging Finance PLC (D)	6.750	05-15-24	EUR	250,000	318,731
Berry Plastics Corp.	6.000	10-15-22		110,000	117,288
Owens-Brockway Glass Container, Inc. (D)	5.875	08-15-23		165,000	181,913
Reynolds Group Issuer, Inc. (D)	5.125	07-15-23		155,000	161,006
Reynolds Group Issuer, Inc. (D)	7.000	07-15-24		105,000	112,635
Metals and mining 0.9%
AK Steel Corp.	7.625	10-01-21		80,000	83,226
AK Steel Corp.	8.375	04-01-22		80,000	83,600
Anglo American Capital PLC (D)	9.375	04-08-19		100,000	111,875
Constellium NV	7.000	01-15-23	EUR	200,000	234,826
Kaiser Aluminum Corp.	5.875	05-15-24		126,000	132,615
Koks OAO Via Koks Finance DAC (D)	7.500	05-04-22		200,000	205,720
New Gold, Inc. (D)	6.375	05-15-25		95,000	97,850
Novelis Corp. (D)	5.875	09-30-26		55,000	56,650
Novelis Corp. (D)	6.250	08-15-24		95,000	99,750
Signode Industrial Group Lux SA (D)	6.375	05-01-22		55,000	57,475
Steel Dynamics, Inc.	5.125	10-01-21		85,000	87,293
Teck Resources, Ltd. (D)	8.500	06-01-24		80,000	92,400
United States Steel Corp.	6.875	04-01-21		19,000	19,618
United States Steel Corp.	7.375	04-01-20		68,000	73,535
United States Steel Corp.	7.500	03-15-22		30,000	30,750
United States Steel Corp. (D)	8.375	07-01-21		160,000	176,000
VM Holding SA (D)	5.375	05-04-27		200,000	201,900
Paper and forest products 0.1%
Flex Acquisition Company, Inc. (D)	6.875	01-15-25		175,000	182,000
Real estate 0.2%					385,186
Equity real estate investment trusts 0.1%
Equinix, Inc.	5.875	01-15-26		75,000	81,773
FelCor Lodging LP	6.000	06-01-25		120,000	128,100
Real estate management and development 0.1%
AV Homes, Inc. (D)	6.625	05-15-22		170,000	175,313

Telecommunication services 0.6%					1,395,116
Diversified telecommunication services 0.3%
Cablevision SA (D)	6.500	06-15-21		151,000	160,060
Frontier Communications Corp.	11.000	09-15-25		5,000	4,638
Level 3 Financing, Inc.	5.125	05-01-23		15,000	15,572
Level 3 Financing, Inc.	5.375	08-15-22		205,000	211,150
Zayo Group LLC	6.000	04-01-23		190,000	199,975
Wireless telecommunication services 0.3%
Sprint Corp.	7.125	06-15-24		185,000	205,813
Sprint Corp.	7.250	09-15-21		215,000	238,919

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	22

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Wireless telecommunication services (continued)
Sprint Corp.	7.875	09-15-23	115,000	$132,250
VimpelCom Holdings BV	5.200	02-13-19	220,000	226,739
Utilities 0.1%				283,790
Gas utilities 0.1%
Ferrellgas LP	6.500	05-01-21	25,000	23,625
Ferrellgas LP	6.750	01-15-22	70,000	65,975
Ferrellgas LP	6.750	06-15-23	68,000	63,240
Independent power and renewable electricity producers 0.0%
Dynegy, Inc.	7.625	11-01-24	25,000	24,250
Dynegy, Inc. (D)	8.000	01-15-25	110,000	106,700
Convertible bonds 0.3%				$549,079
(Cost $632,705)
Consumer discretionary 0.1%				191,925
Household durables 0.0%
M/I Homes, Inc.	3.000	03-01-18	40,000	41,200
Internet and direct marketing retail 0.1%
The Priceline Group, Inc.	0.900	09-15-21	70,000	80,150
Media 0.0%
Dish Network Corp. (D)	3.375	08-15-26	20,000	24,250
Liberty Media Corp.-Liberty Formula One (D)	1.000	01-30-23	40,000	46,325
Energy 0.0%				43,783
Oil, gas and consumable fuels 0.0%
Cobalt International Energy, Inc.	2.625	12-01-19	130,000	33,800
PDC Energy, Inc.	1.125	09-15-21	11,000	9,983
Financials 0.1%				67,069
Diversified financial services 0.1%
Cardtronics, Inc.	1.000	12-01-20	70,000	67,069
Information technology 0.1%				246,302
IT services 0.0%
Blackhawk Network Holdings, Inc. (D)	1.500	01-15-22	80,000	89,200
Semiconductors and semiconductor equipment 0.1%
Microchip Technology, Inc. (D)	1.625	02-15-27	56,000	58,870
Microchip Technology, Inc. (D)	2.250	02-15-37	58,000	60,538
Software 0.0%
ServiceNow, Inc. (D)(G)	(0.372)	06-01-22	37,000	37,694

23	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Term loans (H) 0.1%				$202,896
(Cost $221,216)
Consumer discretionary 0.0%				87,801
Internet and direct marketing retail 0.0%
Lands’ End, Inc.	4.476	04-04-21	106,425	87,801
Health care 0.1%				115,095
Life sciences tools and services 0.1%
INC Research LLC (I)	TBD	06-27-24	115,000	115,095

			Shares	Value
Rights 0.0%				$8,753
(Cost $32,289)
Texas Competitive Electric Holdings Company LLC (B)(J)			8,337	8,753

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$0
(Cost $194)
Information technology 0.0%				0
Technology hardware, storage and peripherals 0.0%
Texas Competitive Electric Holdings Company LLC (B)	11.500	10-01-20	500,000	0

			Par value^	Value
Short-term investments 2.3%				$4,900,000
(Cost $4,900,000)
Repurchase agreement 2.3%				4,900,000
Goldman Sachs Tri-Party Repurchase Agreement dated 6-30-17 at 1.070% to be repurchased at $4,900,437 on 7-3-17, collateralized by $2,413,392 Federal Home Loan Mortgage Corp., 2.000% – 4.500% due 10-1-30 to 12-1-46 (valued at $2,545,996, including interest) and $2,307,228 Federal National Mortgage Association, 2.500% – 6.000% due 4-1-25 to 12-1-46 (valued at $2,452,005, including interest)			4,900,000	4,900,000

Total investments (Cost $202,745,245)† 98.9%				$210,880,398

Other assets and liabilities, net 1.1%				2,350,409

Total net assets 100.0%				$213,230,807

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Currency Abbreviations

EUR   Euro

GBP   Pound Sterling

Security Abbreviations and Legend

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	24

ADR	American Depositary Receipts

EURIBOR	Euro Interbank Offered Rate

PIK	Payment-in-kind

(A)	Direct placement securities are restricted as to resale, and the fund has limited rights to registration under the Securities Act of 1933. For more information on this security refer to the Notes to financial statements.

(B)	Non-income producing security.

(C)	A portion of this security is segregated as collateral for options. Total collateral value at 6-30-17 was $398,076.

(D)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(E)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(F)	Variable rate obligation. The coupon rate shown represents the rate at period end.

(G)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.

(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.

(I)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the statement date, including coupon rate, which is disclosed as TBD (To Be Determined).

(J)	Strike price and/or expiration date not available.

†	At 6-30-17, the aggregate cost of investment securities for federal income tax purposes was $204,049,051. Net unrealized appreciation aggregated to $6,831,347, of which $14,199,678 related to appreciated investment securities and $7,368,331 related to depreciated investment securities.

25	JOHN HANCOCK HEDGED EQUITY & INCOME FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES

FUTURES
						Unrealized
	Number of		Expiration	Notional	Notional	appreciation
Open contracts	contracts	Position	date	basis*	value*	(depreciation)
Euro STOXX 50 Index Futures	226	Short	Sep 2017	$(9,163,015)	$(8,856,297)	$306,718
FTSE 100 Index Futures	21	Short	Sep 2017	(2,035,460)	(1,980,928)	54,532
Mini MSCI EAFE Index Futures	231	Short	Sep 2017	(21,720,401)	(21,824,880)	(104,479)
						$256,771

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

					Contractual
					settlement	Unrealized	Unrealized
Contract to buy		Contract to sell		Counterparty (OTC)	date	appreciation	depreciation
CAD	155,000	USD	114,804	BNP Paribas SA	7/6/2017	$4,723	—
CAD	155,000	USD	119,184	BNP Paribas SA	8/8/2017	415	—
EUR	2,371,000	USD	2,656,412	BNP Paribas SA	7/6/2017	51,762	—
EUR	2,371,000	USD	2,711,254	Royal Bank of Scotland PLC	8/8/2017	1,499	—
GBP	523,000	USD	674,624	BNP Paribas SA	7/6/2017	6,580	—
GBP	523,000	USD	680,033	BNP Paribas SA	8/8/2017	1,879	—
GBP	35,000	USD	45,512	Royal Bank of Scotland PLC	8/8/2017	123	—
USD	119,114	CAD	155,000	BNP Paribas SA	7/6/2017	—	$(414)
USD	2,706,590	EUR	2,371,000	Royal Bank of Scotland PLC	7/6/2017	—	(1,586)
USD	270,456	EUR	236,000	BNP Paribas SA	8/8/2017	440	—
USD	679,325	GBP	523,000	BNP Paribas SA	7/6/2017	—	(1,879)
						$67,421	$(3,879)

SWAPS

Credit default swaps -- Seller

									Unamortized
		Implied			USD		Fixed		upfront	Unrealized
Counterparty (OTC)/	Reference	credit	Notional		notional	Received	payment	Maturity	payment paid	appreciation
Centrally cleared	obligation	spread	amount	Currency	amount	fixed rate	frequency	date	(received)	(depreciation)	Value
Centrally cleared	CDX-NAHYS28V1-5Y	3.390%	570,000	USD	$570,000	5.000%	Quarterly	Jun 2022	$39,824	$363	$40,187
					$570,000				$39,824	$363	$40,187

Derivatives currency abbreviations

CAD   Canadian Dollar

EUR   Euro

GBP   Pound Sterling

USD   U.S. Dollar

See notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK HEDGED EQUITY & INCOME FUND	26

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 6-30-17 (unaudited)

Assets
Investments, at value (Cost $202,745,245)	$210,880,398
Foreign currency, at value (Cost $57,444)	57,394
Cash held at broker for futures contracts	1,660,937
Receivable for investments sold	435,347
Unrealized appreciation on forward foreign currency contracts	67,421
Dividends and interest receivable	1,044,053
Receivable for futures variation margin	78,422
Receivable for centrally cleared swaps	71,395
Other receivables and prepaid expenses	13,021
Total assets	214,308,388
Liabilities
Due to custodian	48,810
Payable for investments purchased	960,846
Unrealized depreciation on forward foreign currency contracts	3,879
Payable to affiliates
Accounting and legal services fees	12,315
Other liabilities and accrued expenses	51,731
Total liabilities	1,077,581
Net assets	$213,230,807
Net assets consist of
Paid-in capital	$203,432,357
Accumulated distributions in excess of net investment income	(5,937,252)
Accumulated net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap agreements	7,250,072
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap agreements	8,485,630
Net assets	$213,230,807

Net asset value per share
Based on 12,204,669 shares of beneficial interest outstanding — unlimited number of shares authorized with $0.01 par value	$17.47

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       27

STATEMENT OF OPERATIONS  For the six months ended 6-30-17 (unaudited)

Investment income
Dividends	$4,138,695
Interest	1,014,904
Less foreign taxes withheld	(331,802)
Total investment income	4,821,797
Expenses
Investment management fees	1,047,489
Accounting and legal services fees	25,441
Transfer agent fees	12,288
Trustees' fees	21,911
Printing and postage	40,843
Professional fees	26,376
Custodian fees	26,628
Stock exchange listing fees	11,734
Other	4,668
Total expenses	1,217,378
Less expense reductions	(8,230)
Net expenses	1,209,148
Net investment income	3,612,649
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	11,974,567
Futures contracts	(3,103,456)
Written options	(168,566)
Swap contracts	(2,294)
8,700,251
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	4,821,155
Futures contracts	(1,747)
Written options	(257,664)
Swap contracts	363
4,562,107
Net realized and unrealized gain	13,262,358
Increase in net assets from operations	$16,875,007

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       28

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 6-30-17	Year ended 12-31-16
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$3,612,649	$5,144,273
Net realized gain	8,700,251	1,904,048
Change in net unrealized appreciation (depreciation)	4,562,107	11,262,008
Increase in net assets resulting from operations	16,875,007	18,310,329
Distributions to shareholders
From net investment income	(9,177,911)	(4,998,815)
From net realized gain	—	(2,956,041)
From tax return of capital	—	(10,461,176)
Total distributions	(9,177,911)	(18,416,032)
From fund share transactions
Repurchased	—	(4,391,403)
Total increase (decrease)	7,697,096	(4,497,106)
Net assets
Beginning of period	205,533,711	210,030,817
End of period	$213,230,807	$205,533,711
Accumulated distributions in excess of net investment income	($5,937,252)	($371,990)
Share activity
Shares outstanding
Beginning of period	12,204,669	12,517,202
Shares repurchased	—	(312,533)
End of period	12,204,669	12,204,669

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       29

Financial highlights

COMMON SHARES Period Ended	6-30-17[1]		12-31-16	12-31-15	12-31-14	12-31-13	12-31-12[2]		10-31-12
Per share operating performance
Net asset value, beginning of period	$16.84		$16.78	$18.22	$19.52	$17.54	$17.60		$16.99
Net investment income[3]	0.30		0.42	0.39	0.46	0.14	0.05		0.13
Net realized and unrealized gain (loss) on investments	1.08		1.09	(0.51)	(0.27)	3.19	0.18		1.68
Total from investment operations	1.38		1.51	(0.12)	0.19	3.33	0.23		1.81
Less distributions to common shareholders
From net investment income	(0.75)		(0.41)	(0.44)	(0.45)	(0.18)	(0.05)		(0.13)
From net realized gain	—		(0.24)	(0.91)	(1.05)	(1.17)	—		—
From tax return of capital	—		(0.85)	(0.15)	—	—	(0.27)		(1.16)
Total distributions	(0.75)		(1.50)	(1.50)	(1.50)	(1.35)	(0.32)		(1.29)
Anti-dilutive impact of repurchase plan	—		0.05 [4]	0.18 [4]	0.01 [4]	— [4,5]	0.03	[4]	0.09 [4]
Net asset value, end of period	$17.47		$16.84	$16.78	$18.22	$19.52	$17.54		$17.60
Per share market value, end of period	$17.00		$15.72	$14.46	$16.32	$17.07	$15.26		$16.14
Total return at net asset value (%)[6]	8.38	[7,8]	10.46 [7]	1.56 [7]	1.66	20.40	1.71	[8]	12.17
Total return at market value (%)[6]	12.97	[8]	19.66	(2.29)	4.13	21.02	(3.51	) [8]	15.14
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$213		$206	$210	$248	$268	$241		$245
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	[9]	1.15	1.16	1.17	1.14	0.22	[8]	1.14
Expenses including reductions	1.15	[9]	1.14	1.15	1.17	1.14	0.22	[8]	1.14
Net investment income	3.45	[9]	2.52	2.17	2.37 [10]	0.72	0.30	[8]	0.74
Portfolio turnover (%)	45		43	43	42	142 [11]	11		76
Senior securities

1	Six months ended 6-30-17. Unaudited.
2	For the two-month period ended 12-31-12. The fund changed its fiscal year end from October 31 to December 31.
3	Based on average daily shares outstanding.
4	The repurchase plan was completed at an average repurchase price of $14.17, $15.71, $17.38, $17.06, $15.43 and $15.95 for 312,533 shares, 1,120,307 shares, 94,866 shares, 794 shares, 200,837 shares, and 686,230 shares for the years ended 12-31-16, 12-31-15, 12-31-14 and 12-31-13, the two month period ended 12-31-12 and the year ended 10-31-12, respectively.
5	Less than $0.005 per share.
6	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
7	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
8	Not annualized.
9	Annualized.
10	Increase in net investment income as a percentage of average net assets resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.
11	Increase in portfolio turnover rate resulted from repositioning of the portfolio in accordance with investment policy changes approved by the Board of Trustees during the year ended December 31, 2013.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       30

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Hedged Equity & Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       31

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of June 30, 2017, by major security category or type:

	Total value at 6-30-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$13,452,479	$4,697,231	$8,755,248	—
Consumer staples	13,724,668	8,051,191	5,673,477	—
Energy	15,812,556	7,109,044	8,703,512	—
Financials	35,644,573	13,061,704	22,582,869	—
Health care	17,076,401	4,502,383	12,574,018	—
Industrials	16,556,077	4,912,367	11,643,710	—
Information technology	17,714,605	9,829,421	7,796,515	$88,669
Materials	10,255,346	5,238,872	5,016,474	—
Real estate	10,300,815	5,625,238	4,675,577	—
Telecommunication services	11,512,326	4,672,792	6,839,534	—
Utilities	14,580,488	7,962,543	6,617,945	—
Preferred securities	228,740	228,740	—	—
Exchange-traded funds	292,394	292,394	—	—
Foreign government obligations	252,625	—	252,625	—
Corporate bonds	27,815,577	—	27,815,577	—
Convertible bonds	549,079	—	549,079	—
Term loans	202,896	—	202,896	—
Rights	8,753	—	—	8,753
Short-term investments	4,900,000	—	4,900,000	—
Total investments in securities	$210,880,398	$76,183,920	$134,599,056	$97,422
Other financial instruments:
Futures	$256,771	$256,771	—	—
Forward foreign currency contracts	63,542	—	$63,542	—
Credit default swaps	40,187	—	40,187	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       32

counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a tax return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. The fund has adopted a managed distribution plan (Plan). Under the current Plan, the fund makes quarterly distributions of an amount equal to $0.376 per share, which will be paid quarterly until further notice.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       33

Distributions under the Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for purposes of not incurring federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund declares and pays dividends quarterly pursuant to the Plan described above.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, investments in passive foreign investments companies, derivative transactions, wash sale loss deferrals and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options and swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures and certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and receivable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       34

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended June 30, 2017, the fund used futures contracts to manage against anticipated changes in securities markets. The fund held futures contracts with notional values ranging from $32.7 million to $35.8 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the six months ended June 30, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $2.9 million to $10.9 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       35

During the six months ended June 30, 2017, the fund wrote option contracts to generate income. The following table summarizes the fund's written options activities during the six months ended June 30, 2017. There were no written options held at June 30, 2017.

	Number of contracts	Premiums received
Outstanding, beginning of period	275	$411,664
Options written	1,754	2,382,013
Options closed	(2,029)	(2,793,677)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	—	—

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Credit default swaps—Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness soundness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       36

During the six months ended June 30, 2017, the fund used CDS as a Seller of protection to manage against potential credit events. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging up to $570,000 as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at June 30, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Equity	Receivable/payable for futures	Futures†	$361,250	($104,479)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	67,421	(3,879)
Credit	Swap contracts, at value	Credit default swaps^	40,187	—
			$468,858	($108,358)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts	Written options	Swap contracts	Investments and foreign currency transactions [1]	Total
Credit	—	—	($2,294)	—	($2,294)
Equity	($3,103,456)	($168,566)	—	—	(3,272,022)
Foreign currency	—	—	—	$130,693	130,693
Total	($3,103,456)	($168,566)	($2,294)	$130,693	($3,143,623)
[1] Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended June 30, 2017:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Written options	Swap contracts	Investments and translation of assets and liabilities in foreign currencies [1]	Total
Credit	—	—	$363	—	$363
Equity	($1,747)	($257,664)	—	—	(259,411)
Foreign currency	—	—	—	$83,345	83,345

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       37

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Written options	Swap contracts	Investments and translation of assets and liabilities in foreign currencies [1]	Total
Total	($1,747)	($257,664)	$363	$83,345	($175,703)
[1] Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 1.00% of the fund's average daily gross assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended June 30, 2017, this waiver amounted to 0.01% of the fund's average daily gross assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $8,230 for the six months ended June 30, 2017.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended June 30, 2017 were equivalent to a net annual effective rate of 0.99% of the fund's average daily gross assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended June 30, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       38

Note 6 — Fund share transactions

On December 6, 2011, the Board of Trustees approved a share repurchase plan, which has been subsequently renewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market, between January 1, 2017 and December 31, 2017, up to an additional 10% of its outstanding common shares (based on common shares outstanding as of December 31, 2016). During the six months ended June 30, 2017, there was no activity under the share repurchase plan. During the year ended December 31, 2016, the fund repurchased 2.50% of shares outstanding. The weighted average discount per share on the repurchases amounted to 12.54% for the year ended December 31, 2016. Shares repurchased and corresponding dollar amounts are included in the Statements of changes in net assets. The antidilutive impact of these share repurchases is included on the Financial highlights.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $95,226,428 and $105,652,171, respectively, for the six months ended June 30, 2017.

Note 8 — Direct placement securities

The fund may hold private placement securities which are restricted as to resale and the fund has limited rights to registration under the Securities Act of 1933. The following table summarizes the direct placement securities held at June 30, 2017:

Issuer, description	Acquisition date	Acquisition cost	Beginning share amount	Ending share amount	Value as a percentage of fund's net assets	Value as of 06-30-17
Allstar Co-Invest LLC	8-1-11	$240,553	236,300	236,300	0.00%	$0
Dropbox, Inc., Class B	5-1-12	65,608	7,248	6,622	0.04%	88,669
		$306,161				$88,669

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       39

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on May 26, 2011 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide total return with a focus on current income and gains and also consisting of long-term capital appreciation. The fund uses an equity strategy, as well as futures and call writing, to pursue its investment objective.

Under normal circumstances, the fund will invest at least 80% of its net assets (assets plus borrowings for investment purposes) in equity and equity-related securities, including common stock, preferred stock, depositary receipts (including American Depositary Receipts and Global Depositary Receipts), index-related securities (including exchange-traded funds), options on equity securities and equity indexes, real estate investment structures (including real estate investment trusts), convertible securities, private placements, convertible preferred stock, rights, warrants, derivatives linked to equity securities or indexes and other similar equity equivalents. The fund may invest in listed and unlisted domestic and foreign equity and equity-related securities or instruments. These equity and equity-related instruments may include equity securities of, or derivatives linked to, foreign issuers and indexes (including emerging market issuers or indexes).

Dividends and distributions

During the six months ended June 30, 2017, distributions from net investment income of $0.7520 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Distributions
March 31, 2017	$0.3760
June 30, 2017	0.3760
Total	$0.7520

Shareholder meeting

The fund held its Annual Meeting of Shareholders on January 24, 2017. The following proposal was considered by the shareholders:

Proposal: To elect five (5) Trustees (James R. Boyle, William H. Cunningham, Grace K. Fey, Hassell H. McClellan and Gregory A. Russo) to serve for a three-year term ending at the 2020 Annual Meeting of Shareholders

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
William H. Cunningham	11,020,550.100	176,996.000
Grace K. Fey	11,036,168.100	161,378.000
Hassell H. McClellan	11,020,334.100	177,212.000
Gregory A. Russo	11,029,980.100	167,566.000
Non-Independent Trustee
James R. Boyle	11,026,865.100	170,681.000

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: Charles L. Bardelis,Craig Bromley1, Peter S. Burgess, Theron S. Hoffman, Deborah C. Jackson, James M.Oates, Steven R. Pruchansky, and Warren A. Thomson.

1Effective June 15, 2017, Mr. Bromley no longer serves as a Trustee of the fund. Andrew G. Arnott has been appointed as a Trustee of the fund effective June 20, 2017. Mr. Arnott serves as a Trustee for a term expiring in 2019.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       40

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Hedged Equity & Income Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 19-22, 2017 in-person meeting, at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 22-24, 2017.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 19-22, 2017, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and other pertinent information, such as the market premium and discount information, and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in conection with the May and June meetings and throughout the year was both written and oral.The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       41

based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

The Board also considered the differences between the Advisor's services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the fund and of the other funds in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the fund's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the fund's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       42

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data;
(d)	took into account the Advisor's analysis of the fund's performance; and
(e)	considered the fund's share performance and premium/discount information.

The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that, based on its net asset value, the fund outperformed its benchmark index for the one- and three-year periods and underperformed its benchmark index for the five-year period ended December 31, 2016. The Board also noted that, based on its net asset value, the fund outperformed its peer group average for the one-, three- and five-year periods ended December 31, 2016. The Board took into account management's discussion of the fund's performance, including the fund's favorable performance relative to the benchmark index for the one- and three-year periods and to the peer group for the one-, three-, and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees and the total expenses for the fund are below the peer group median.The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees. The Board also noted that the Advisor pays the subadvisory fees. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to each fund;

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       43

(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the Advisor also provides administrative services to the fund pursuant to an administrative services agreement;
(f)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(g)	noted that the subadvisory fees for the fund are paid by the Advisor and negotiated at arm's length;
(h)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(i)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which the fund may realize any economies of scale and whether fee levels reflect these economies of scale for the benefit of the fund shareholders, the Board noted that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management's discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor.

The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock Fund Complex. Among them, the Board noted that the Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios). This waiver is based on the aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. The Board also considered the Advisor's overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the fund (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund and to the extent available, comparable fee information prepared by an independent third party of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the fund's Advisor and the Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       44

overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the fund were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       45

Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the fund's performance, based on net asset value, has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index; and
(3)	the subadvisory fees are reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       46

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†#
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: HEQ

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

SEMIANNUAL REPORT   |   JOHN HANCOCK HEDGED EQUITY & INCOME FUND       47

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-852-0218 ■ jhinvestments.com
MF385594	P15SA 6/17 8/17

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.
(b)

REGISTRANT PURCHASES OF EQUITY SECURITIES
			Total number of shares	Maximum number of
	Total number of	Average	purchased as part of	shares that may yet be
	shares	price per	publicly announced	purchased under the
Period	purchased	share	plans*	plans
16-Dec	-	-	-	1,220,467
17-Jan	-	-	-	1,220,467
17-Feb	-	-	-	1,220,467
17-Mar	-	-	-	1,220,467
17-Apr	-	-	-	1,220,467
17-May	-	-	-	1,220,467
17-Jun	-	-	-	1,220,467
Total	-	-
*On December 6, 2011, the Board of Trustees approved a share repurchase plan (the Repurchase Plan). Under the Repurchase Plan, the Fund was allowed to purchase, in the open market, up to 10% of its outstanding common shares between January 1, 2017 and December 31, 2017 (based on common shares outstanding as of December 31, 2016).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

(c)(2) Contact person at the registrant.

(c)(3) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Hedged Equity & Income Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	August 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	August 18, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	August 18, 2017